UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 4, 2009

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NUTRACEA
(Exact Name of Registrant as Specified in Charter)

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California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 N. 40th Street, Suite 400 Phoenix, AZ	85018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2009, NutraCea’s board of directors voted to amend NutraCea’s bylaws.  The amendment became effective immediately on adoption.  The amendment amended Article X of the bylaws which addresses indemnification policies of NutraCea.  Specifically, Section 1 of Artcile X was amended to narrow the scope of covered persons from officers and directors to directors and senior officers as that term is defined in that section. In addition, Article X was amended to no longer require NutraCea, the board of directors, or the stockholders to determine the validity of any indemnification claim made by any person seeking indemnification.

A copy of the amended Article X of the bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended Bylaws of NutraCea.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

ate: December 10, 2009	By:	/s/ W. John Short
W. John Short
Chief Executive Officer
(Duly Authorized Officer)